CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

DERIVED INFORMATION   1/15/04

$332,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$800,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2004-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 2/01/04 cutoff date.  Approximately 4.9% of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	5,191
Total Outstanding Loan Balance	$777,272,227	*	Min	Max
Average Loan Current Balance	$149,735		$8,878	$898,408
Weighted Average Original LTV	80.5%	**
Weighted Average Coupon	7.41%		4.49%	15.75%
Arm Weighted Average Coupon	7.36%
Fixed Weighted Average Coupon	7.60%
Weighted Average Margin	6.35%		1.79%	11.60%
Weighted Average FICO (Non-Zero)	632
Weighted Average Age (Months)	3
% First Liens	98.7%
% Second Liens	1.3%
% Arms	80.2%
% Fixed	19.8%	***
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be $800,000,050

**

Note, for second liens, CLTV is employed in this calculation.

***

Fixed rate loans will represent approximately 20.0% of the total collateral balance

		Total
	No of	Scheduled			WA OLTV
Current Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 5.50	80	19,125,938	2.5	5.23	78.1	707
5.51 - 6.00	235	48,475,766	6.2	5.84	80.7	675
6.01 - 6.50	506	98,910,731	12.7	6.36	78.9	663
6.51 - 7.00	967	168,951,765	21.7	6.85	79.3	651
7.01 - 7.50	815	132,493,259	17.0	7.33	80.9	627
7.51 - 8.00	869	125,653,796	16.2	7.82	81.4	611
8.01 - 8.50	587	72,983,337	9.4	8.31	80.9	599
8.51 - 9.00	511	62,527,232	8.0	8.80	81.3	595
9.01 - 9.50	159	17,029,214	2.2	9.29	79.3	572
9.51 - 10.00	184	15,385,862	2.0	9.80	84.2	593
10.01 - 10.50	102	6,733,924	0.9	10.34	85.4	602
10.51 - 11.00	78	4,666,534	0.6	10.88	87.1	614
11.01 - 11.50	39	1,997,172	0.3	11.36	88.0	605
11.51 - 12.00	25	1,142,979	0.1	11.78	91.9	596
12.01 - 12.50	20	809,229	0.1	12.32	94.8	601
12.51 - 13.00	12	351,058	0.0	12.92	98.6	615
13.51 - 14.00	1	12,860	0.0	13.99	95.0	662
14.51 >=	1	21,573	0.0	15.75	100.0	634
Total:	5,191	777,272,227	100.0	7.41	80.5	632

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
FICO	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 0	11	1,052,453	0.1	8.58	79.7	0
476 - 500	14	2,861,121	0.4	8.38	72.1	498
501 - 525	228	33,251,834	4.3	8.34	74.9	515
526 - 550	414	53,983,957	6.9	8.23	76.5	538
551 - 575	557	72,783,841	9.4	7.94	80.4	563
576 - 600	644	92,678,543	11.9	7.69	82.1	589
601 - 625	664	94,010,386	12.1	7.47	81.7	613
626 - 650	867	129,055,492	16.6	7.31	81.3	638
651 - 675	724	110,770,068	14.3	7.07	81.5	662
676 - 700	421	70,383,267	9.1	7.09	81.4	687
701 - 725	309	52,016,952	6.7	6.91	80.4	712
726 - 750	189	36,968,115	4.8	6.63	79.6	737
751 - 775	99	18,518,183	2.4	6.77	80.1	761
776 - 800	43	7,665,462	1.0	6.44	75.7	786
801 - 825	7	1,272,553	0.2	6.06	63.7	804
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
Scheduled Balance ($)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50,000.00	415	15,322,416	2.0	9.32	82.5	616
50,000.01 - 100,000.00	1,432	108,937,413	14.0	8.01	80.4	618
100,000.01 - 150,000.00	1,404	173,053,858	22.3	7.60	80.6	624
150,000.01 - 200,000.00	777	134,863,621	17.4	7.30	79.8	631
200,000.01 - 250,000.00	458	102,312,835	13.2	7.26	80.1	632
250,000.01 - 300,000.00	276	75,547,353	9.7	7.12	81.4	642
300,000.01 - 350,000.00	170	54,983,300	7.1	7.04	81.1	643
350,000.01 - 400,000.00	118	44,164,607	5.7	6.97	81.0	648
400,000.01 - 450,000.00	57	24,549,924	3.2	7.01	79.6	656
450,000.01 - 500,000.00	48	22,876,250	2.9	6.87	80.5	631
500,000.01 - 550,000.00	18	9,437,285	1.2	6.63	79.9	645
550,000.01 - 600,000.00	10	5,771,685	0.7	6.96	79.6	649
600,000.01 >=	8	5,451,680	0.7	6.73	78.6	655
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
Original LTV (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50.00	101	11,714,330	1.5	7.27	41.7	620
50.01 - 55.00	41	6,176,642	0.8	7.15	52.7	613
55.01 - 60.00	69	9,216,617	1.2	7.33	57.9	631
60.01 - 65.00	131	21,386,337	2.8	7.55	63.4	595
65.01 - 70.00	245	37,976,233	4.9	7.26	68.6	609
70.01 - 75.00	348	52,458,865	6.7	7.46	74.0	601
75.01 - 80.00	2,358	365,395,372	47.0	7.26	79.8	649
80.01 - 85.00	744	111,916,824	14.4	7.57	84.5	608
85.01 - 90.00	691	109,552,987	14.1	7.47	89.6	623
90.01 - 95.00	231	36,400,381	4.7	7.35	94.7	638
95.01 - 100.00	232	15,077,640	1.9	9.81	100.0	650
Total:	5,191	777,272,227	100.0	7.41	80.5	632

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
Documentation Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Full	2,969	422,012,047	54.3	7.35	81.5	615
Reduced	1,073	166,678,444	21.4	7.50	80.8	661
No Income/ No Asset	35	5,426,081	0.7	7.04	77.5	655
Stated Income / Stated Assets	1,114	183,155,656	23.6	7.47	78.0	644
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
Occupancy Status	Loans	Balance	%	WAC (%)	(%)	WA FICO
Primary	4,705	722,008,699	92.9	7.41	80.6	629
Second Home	13	1,755,379	0.2	7.26	83.4	692
Investment	473	53,508,150	6.9	7.47	78.4	667
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
State	Loans	Balance	%	WAC (%)	(%)	WA FICO
California	1,180	264,072,298	34.0	6.99	79.6	646
Florida	541	67,634,521	8.7	7.69	80.3	621
Ohio	353	34,744,991	4.5	7.58	82.8	613
Illinois	219	32,455,686	4.2	7.71	82.0	632
Texas	258	26,249,858	3.4	7.98	81.6	617
Washington	150	24,379,686	3.1	7.16	81.9	637
Arizona	169	21,425,458	2.8	7.59	80.9	634
New York	91	19,991,796	2.6	7.23	74.8	635
Colorado	118	19,396,019	2.5	7.34	82.2	627
Massachusetts	83	18,590,799	2.4	7.62	77.0	644
Michigan	166	17,698,603	2.3	8.03	83.4	606
New Jersey	92	16,647,167	2.1	7.67	79.1	615
Oregon	108	16,053,776	2.1	7.30	80.6	640
Pennsylvania	151	15,925,464	2.0	7.59	79.0	618
Virginia	100	15,885,985	2.0	7.58	80.9	609
Other	1,412	166,120,121	21.4	7.68	81.6	623
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
Purpose	Loans	Balance	%	WAC (%)	(%)	WA FICO
Purchase	2,349	341,615,141	44.0	7.42	82.2	657
Refinance - Rate Term	423	63,042,269	8.1	7.40	80.5	617
Refinance - Cashout	2,419	372,614,818	47.9	7.40	79.0	611
Total:	5,191	777,272,227	100.0	7.41	80.5	632

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
Product	Loans	Balance	%	WAC (%)	(%)	WA FICO
Arm 2/28	2,376	367,320,121	47.3	7.41	81.2	624
Arm 3/27	1,603	250,640,000	32.2	7.31	80.9	633
Arm 5/25	27	4,779,489	0.6	6.57	79.6	672
Arm 6 Month	3	571,098	0.1	7.13	82.2	670
Fixed Rate	1,182	153,961,519	19.8	7.60	78.2	645
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
Property Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Single Family Residence	4,090	597,712,110	76.9	7.40	80.5	627
Condo	288	38,093,497	4.9	7.44	81.8	640
2 Family	225	34,895,767	4.5	7.60	79.5	651
3-4 Family	131	28,016,755	3.6	7.44	77.3	683
PUD	457	78,554,098	10.1	7.37	81.6	635
Total:	5,191	777,272,227	100.0	7.41	80.5	632

		Total
	No of	Scheduled			WA OLTV
Margin (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 4.00	4	705,009	0.1	5.51	73.1	671
4.01 - 4.50	39	7,321,995	1.2	5.94	79.8	685
4.51 - 5.00	227	44,005,606	7.1	6.36	80.3	670
5.01 - 5.50	685	125,598,638	20.2	6.94	80.7	640
5.51 - 6.00	670	118,127,178	19.0	7.01	81.4	645
6.01 - 6.50	607	96,410,820	15.5	7.29	80.2	632
6.51 - 7.00	601	87,590,372	14.1	7.67	81.4	615
7.01 - 7.50	431	59,406,341	9.5	7.84	82.3	603
7.51 - 8.00	336	40,071,650	6.4	8.12	82.1	592
8.01 - 8.50	187	20,661,616	3.3	8.62	80.2	585
8.51 - 9.00	115	13,432,440	2.2	8.91	80.8	576
9.01 - 9.50	52	5,174,681	0.8	9.61	82.7	580
9.51 - 10.00	37	3,372,623	0.5	9.89	83.1	569
10.01 - 10.50	11	1,004,195	0.2	10.33	81.1	552
10.51 >=	7	427,545	0.1	10.94	84.4	553
Total:	4,009	623,310,708	100.0	7.36	81.1	628

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
Months to Rate Reset	Loans	Balance	%	WAC (%)	(%)	WA FICO
1 - 3	3	571,098	0.1	7.13	82.2	670
7 - 9	2	399,027	0.1	8.51	91.0	680
13 - 15	3	587,990	0.1	7.44	82.9	591
16 - 18	60	9,201,751	1.5	7.35	78.5	605
19 - 21	935	142,389,281	22.8	7.30	80.9	631
22 - 24	1,377	214,804,431	34.5	7.49	81.4	620
25 - 27	2	725,408	0.1	8.59	84.2	612
28 - 30	34	5,624,549	0.9	7.88	77.5	598
31 - 33	882	149,747,487	24.0	7.28	81.3	639
34 - 36	684	94,480,197	15.2	7.30	80.5	627
37 >=	27	4,779,489	0.8	6.57	79.6	672
Total:	4,009	623,310,708	100.0	7.36	81.1	628

		Total
	No of	Scheduled			WA OLTV
Max Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
9.51 - 13.00	1,025	190,855,956	30.6	6.39	81.1	652
13.01 - 13.50	475	79,335,602	12.7	7.02	81.1	630
13.51 - 14.00	681	109,668,291	17.6	7.28	80.7	635
14.01 - 14.50	559	81,688,812	13.1	7.66	81.5	619
14.51 - 15.00	516	70,184,892	11.3	8.14	81.8	604
15.01 - 15.50	301	39,514,279	6.3	8.51	80.2	602
15.51 - 16.00	272	34,151,773	5.5	8.90	81.1	602
16.01 - 16.50	76	7,427,777	1.2	9.48	80.1	570
16.51 - 17.00	63	6,893,551	1.1	9.94	80.1	569
17.01 - 17.50	20	2,194,434	0.4	10.40	77.1	565
17.51 - 18.00	9	628,776	0.1	10.93	88.5	605
18.01 >=	12	766,566	0.1	11.63	75.0	551
Total:	4,009	623,310,708	100.0	7.36	81.1	628

		Total
	No of	Scheduled			WA OLTV
Min Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 4.50	5	659,324	0.1	5.10	79.9	684
4.51 - 6.00	348	72,123,806	11.6	5.87	81.5	674
6.01 - 6.50	406	77,888,632	12.5	6.44	80.4	655
6.51 - 7.00	722	124,307,248	19.9	6.87	80.4	648
7.01 - 7.50	675	106,746,196	17.1	7.34	81.3	623
7.51 - 8.00	679	98,401,161	15.8	7.80	81.8	608
8.01 - 8.50	473	59,935,459	9.6	8.30	81.2	599
8.51 - 9.00	426	54,059,849	8.7	8.79	81.6	594
9.01 - 9.50	116	13,802,621	2.2	9.29	79.6	566
9.51 - 10.00	90	9,695,455	1.6	9.76	81.3	569
10.01 - 10.50	35	3,211,845	0.5	10.33	79.5	560
10.51 - 11.00	19	1,575,265	0.3	10.79	78.8	567
11.01 - 11.50	9	645,961	0.1	11.43	74.5	551
11.51 - 12.00	3	116,413	0.0	11.62	73.3	554
12.01 - 12.50	3	141,473	0.0	12.27	75.1	541
Total:	4,009	623,310,708	100.0	7.36	81.1	628

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
First Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	8	1,298,887	0.2	7.23	80.6	619
1.5	566	107,449,156	17.2	7.51	79.6	631
2.0	137	29,857,614	4.8	6.28	84.0	666
3.0	3,289	483,223,082	77.5	7.40	81.2	625
5.0	9	1,481,968	0.2	6.51	76.0	636
Total:	4,009	623,310,708	100.0	7.36	81.1	628

		Total
	No of	Scheduled			WA OLTV
Periodic Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	2,685	396,347,100	63.6	7.35	81.4	617
1.5	1,323	226,901,349	36.4	7.38	80.5	647
2.0	1	62,259	0.0	5.38	80.0	684
Total:	4,009	623,310,708	100.0	7.36	81.1	628

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

Statistical Collateral Summary – Loan Group 1

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 2/01/04 cutoff date.   Approximately 4.6% of the group 1 mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	3,651
Total Outstanding Loan Balance	$510,610,885	*	Min	Max
Average Loan Current Balance	$139,855		$8,878	$551,997
Weighted Average Original LTV	80.5%	**
Weighted Average Coupon	7.40%		4.49%	15.75%
Arm Weighted Average Coupon	7.34%
Fixed Weighted Average Coupon	7.66%
Weighted Average Margin	6.36%		1.79%	11.25%
Weighted Average FICO (Non-Zero)	631
Weighted Average Age (Months)	3
% First Liens	98.9%
% Second Liens	1.1%
% Arms	80.7%
% Fixed	19.3%	***
% of Loans with Mortgage Insurance	0.0%

*

Total group 1 collateral will be approximately $528,350,000

**

Note, for second liens, CLTV is employed in this calculation

***

Fixed rate loans will represent approximately 19.75% of the total group 1 collateral balance

		Total
	No of	Scheduled			WA OLTV
Current Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 5.50	51	10,413,441	2.0	5.26	80.5	703
5.51 - 6.00	149	27,753,140	5.4	5.84	81.7	669
6.01 - 6.50	351	61,048,650	12.0	6.35	78.2	658
6.51 - 7.00	707	111,416,370	21.8	6.84	79.5	644
7.01 - 7.50	657	98,211,143	19.2	7.33	80.8	626
7.51 - 8.00	640	87,636,640	17.2	7.82	81.2	616
8.01 - 8.50	424	52,758,745	10.3	8.31	80.8	608
8.51 - 9.00	351	42,385,472	8.3	8.80	81.3	604
9.01 - 9.50	39	4,253,422	0.8	9.32	76.3	573
9.51 - 10.00	74	4,277,975	0.8	9.82	83.7	612
10.01 - 10.50	79	4,661,523	0.9	10.33	85.6	597
10.51 - 11.00	54	2,813,307	0.6	10.87	82.1	597
11.01 - 11.50	24	1,145,607	0.2	11.38	85.8	588
11.51 - 12.00	19	769,727	0.2	11.78	91.5	592
12.01 - 12.50	18	680,232	0.1	12.34	94.3	598
12.51 - 13.00	12	351,058	0.1	12.92	98.6	615
13.51 - 14.00	1	12,860	0.0	13.99	95.0	662
14.51 >=	1	21,573	0.0	15.75	100.0	634
Total:	3,651	510,610,885	100.0	7.40	80.5	631

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
FICO	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 0	3	298,049	0.1	7.55	80.7	0
476 - 500	7	1,369,382	0.3	8.52	72.6	498
501 - 525	84	12,853,184	2.5	8.16	74.0	515
526 - 550	261	34,126,771	6.7	8.12	74.8	539
551 - 575	405	52,701,689	10.3	7.81	80.8	564
576 - 600	482	62,446,062	12.2	7.58	81.4	588
601 - 625	527	68,535,215	13.4	7.47	81.6	613
626 - 650	679	91,569,070	17.9	7.34	81.0	638
651 - 675	579	78,817,848	15.4	7.10	81.3	662
676 - 700	251	41,340,590	8.1	7.31	81.2	687
701 - 725	151	26,995,008	5.3	6.91	80.5	713
726 - 750	126	22,565,984	4.4	6.69	79.9	738
751 - 775	68	12,484,949	2.4	6.81	80.1	760
776 - 800	26	4,308,340	0.8	6.59	79.0	785
801 - 825	2	198,742	0.0	6.87	83.0	804
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
Scheduled Balance ($)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50,000.00	307	11,209,067	2.2	9.41	84.8	623
50,000.01 - 100,000.00	981	74,625,273	14.6	7.85	80.0	618
100,000.01 - 150,000.00	998	123,429,143	24.2	7.50	80.4	622
150,000.01 - 200,000.00	621	107,722,351	21.1	7.27	79.6	631
200,000.01 - 250,000.00	370	82,918,731	16.2	7.17	80.0	632
250,000.01 - 300,000.00	238	65,103,748	12.8	7.09	81.9	645
300,000.01 - 350,000.00	110	34,921,893	6.8	7.02	82.1	645
350,000.01 - 400,000.00	17	6,452,731	1.3	7.34	79.0	693
400,000.01 - 450,000.00	4	1,714,449	0.3	7.23	75.2	708
450,000.01 - 500,000.00	4	1,961,502	0.4	7.35	80.9	664
550,000.01 - 600,000.00	1	551,997	0.1	6.50	63.6	695
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
Original LTV (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 50.00	72	8,051,889	1.6	7.33	42.4	617
50.01 - 55.00	34	4,943,434	1.0	7.29	52.6	589
55.01 - 60.00	51	6,936,265	1.4	7.43	57.7	615
60.01 - 65.00	83	13,023,130	2.6	7.48	63.5	606
65.01 - 70.00	174	24,037,544	4.7	7.33	68.6	596
70.01 - 75.00	207	28,351,367	5.6	7.42	74.0	601
75.01 - 80.00	1,681	248,489,169	48.7	7.29	79.8	649
80.01 - 85.00	516	73,522,785	14.4	7.52	84.6	607
85.01 - 90.00	504	70,414,450	13.8	7.47	89.6	623
90.01 - 95.00	173	25,289,636	5.0	7.26	94.7	634
95.01 - 100.00	156	7,551,215	1.5	10.00	100.0	652
Total:	3,651	510,610,885	100.0	7.40	80.5	631

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
Documentation Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Full	2,129	283,466,116	55.5	7.30	81.5	615
Reduced	754	109,144,782	21.4	7.57	80.6	661
No Income/ No Asset	22	3,304,317	0.6	7.08	78.3	650
Stated Income / Stated Assets	746	114,695,670	22.5	7.50	77.9	641
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
Occupancy Status	Loans	Balance	%	WAC (%)	(%)	WA FICO
Primary	3,365	475,804,457	93.2	7.41	80.7	628
Second Home	5	643,729	0.1	6.85	80.8	695
Investment	281	34,162,699	6.7	7.35	77.6	667
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
State	Loans	Balance	%	WAC (%)	(%)	WA FICO
California	902	176,108,290	34.5	7.08	79.4	644
Florida	361	42,725,329	8.4	7.63	80.3	620
Ohio	265	24,588,338	4.8	7.49	83.1	611
Illinois	162	22,993,697	4.5	7.68	82.4	636
Texas	208	21,024,188	4.1	7.83	81.4	622
New York	73	14,237,284	2.8	7.27	73.8	629
Arizona	117	14,136,632	2.8	7.52	80.7	633
Washington	94	14,056,860	2.8	7.17	81.2	636
Massachusetts	64	13,552,850	2.7	7.66	77.3	646
New Jersey	70	11,821,088	2.3	7.62	78.6	614
Colorado	75	11,672,883	2.3	7.30	82.9	625
Pennsylvania	113	11,084,599	2.2	7.60	82.2	619
Virginia	73	10,619,992	2.1	7.50	81.9	619
Michigan	107	10,606,373	2.1	7.95	82.8	605
Maryland	63	10,192,525	2.0	7.45	80.5	613
Other	904	101,189,957	19.8	7.57	81.6	626
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
Purpose	Loans	Balance	%	WAC (%)	(%)	WA FICO
Purchase	1,663	228,046,975	44.7	7.45	82.1	656
Refinance - Rate Term	272	37,760,599	7.4	7.40	81.4	613
Refinance - Cashout	1,716	244,803,311	47.9	7.35	78.7	611
Total:	3,651	510,610,885	100.0	7.40	80.5	631

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
Product	Loans	Balance	%	WAC (%)	(%)	WA FICO
Arm 2/28	1,636	240,501,805	47.1	7.37	81.2	626
Arm 3/27	1,151	168,851,017	33.1	7.30	80.7	632
Arm 5/25	16	2,365,137	0.5	6.66	78.5	650
Arm 6 Month	3	571,098	0.1	7.13	82.2	670
Fixed Rate	845	98,321,828	19.3	7.66	78.1	641
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
Property Type	Loans	Balance	%	WAC (%)	(%)	WA FICO
Single Family Residence	2,838	382,930,478	75.0	7.39	80.6	626
Condo	225	29,143,244	5.7	7.47	81.0	638
2 Family	179	28,638,611	5.6	7.51	79.5	654
3-4 Family	100	22,866,633	4.5	7.45	76.9	679
PUD	309	47,031,920	9.2	7.37	81.2	631
Total:	3,651	510,610,885	100.0	7.40	80.5	631

		Total
	No of	Scheduled			WA OLTV
Margin (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
0.01 - 4.00	1	189,261	0.0	6.38	54.3	624
4.01 - 4.50	25	4,372,229	1.1	5.89	79.8	686
4.51 - 5.00	112	20,890,266	5.1	6.21	79.7	675
5.01 - 5.50	486	79,772,928	19.3	6.96	80.7	636
5.51 - 6.00	491	80,538,288	19.5	7.00	81.3	647
6.01 - 6.50	449	65,636,778	15.9	7.30	79.7	636
6.51 - 7.00	474	65,954,958	16.0	7.65	81.6	618
7.01 - 7.50	337	44,810,080	10.9	7.79	82.0	604
7.51 - 8.00	243	28,987,194	7.0	8.06	82.6	594
8.01 - 8.50	110	12,437,722	3.0	8.46	80.6	590
8.51 - 9.00	61	7,384,434	1.8	8.81	81.4	586
9.01 - 9.50	5	292,388	0.1	10.40	70.5	625
9.51 - 10.00	5	406,362	0.1	9.69	76.5	544
10.01 - 10.50	6	572,199	0.1	10.33	83.9	552
10.51 >=	1	43,972	0.0	11.50	80.0	502
Total:	2,806	412,289,057	100.0	7.34	81.0	629

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
Months to Rate Reset	Loans	Balance	%	WAC (%)	(%)	WA FICO
1 - 3	3	571,098	0.1	7.13	82.2	670
7 - 9	1	315,647	0.1	7.99	90.0	691
13 - 15	2	250,719	0.1	7.70	80.0	632
16 - 18	39	6,098,352	1.5	7.53	80.3	606
19 - 21	661	98,742,135	23.9	7.25	81.2	633
22 - 24	934	135,157,312	32.8	7.45	81.3	622
25 - 27	1	166,693	0.0	7.25	80.0	661
28 - 30	14	2,317,791	0.6	7.91	86.1	590
31 - 33	614	99,312,956	24.1	7.28	81.0	638
34 - 36	521	66,991,219	16.2	7.31	80.2	626
37 >=	16	2,365,137	0.6	6.66	78.5	650
Total:	2,806	412,289,057	100.0	7.34	81.0	629

		Total
	No of	Scheduled			WA OLTV
Max Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
9.51 - 13.00	712	117,229,578	28.4	6.40	80.8	645
13.01 - 13.50	389	57,169,125	13.9	7.06	80.6	627
13.51 - 14.00	519	76,540,946	18.6	7.33	81.2	631
14.01 - 14.50	430	63,155,715	15.3	7.63	81.8	622
14.51 - 15.00	363	48,360,054	11.7	8.13	81.8	612
15.01 - 15.50	177	23,727,869	5.8	8.36	79.9	622
15.51 - 16.00	165	20,934,776	5.1	8.80	80.8	624
16.01 - 16.50	16	1,742,768	0.4	9.81	80.3	545
16.51 - 17.00	11	1,466,984	0.4	10.27	68.7	556
17.01 - 17.50	13	1,224,301	0.3	10.37	77.4	550
17.51 - 18.00	4	178,231	0.0	10.79	82.0	553
18.01 >=	7	558,712	0.1	11.69	79.4	535
Total:	2,806	412,289,057	100.0	7.34	81.0	629

		Total
	No of	Scheduled			WA OLTV
Min Rate (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
<= 4.50	2	194,579	0.0	5.59	80.8	688
4.51 - 6.00	239	43,912,790	10.7	5.88	82.0	671
6.01 - 6.50	285	47,843,508	11.6	6.45	79.7	650
6.51 - 7.00	527	81,607,444	19.8	6.88	80.9	640
7.01 - 7.50	554	81,735,837	19.8	7.33	81.2	623
7.51 - 8.00	512	70,552,353	17.1	7.80	81.4	612
8.01 - 8.50	337	43,182,378	10.5	8.28	81.3	609
8.51 - 9.00	290	36,652,817	8.9	8.78	81.4	605
9.01 - 9.50	13	2,194,168	0.5	9.32	74.2	550
9.51 - 10.00	7	1,085,413	0.3	9.66	72.2	577
10.01 - 10.50	22	1,905,852	0.5	10.33	80.5	546
10.51 - 11.00	10	804,446	0.2	10.79	68.7	532
11.01 - 11.50	4	440,021	0.1	11.45	78.7	536
11.51 - 12.00	1	35,978	0.0	11.63	90.0	558
12.01 - 12.50	3	141,473	0.0	12.27	75.1	541
Total:	2,806	412,289,057	100.0	7.34	81.0	629

CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2004-1

		Total
	No of	Scheduled			WA OLTV
First Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	7	1,137,795	0.3	7.05	82.1	634
1.5	378	69,518,089	16.9	7.48	79.9	637
2.0	96	19,186,051	4.7	6.23	83.5	669
3.0	2,321	321,953,194	78.1	7.38	81.1	625
5.0	4	493,928	0.1	7.35	72.1	577
Total:	2,806	412,289,057	100.0	7.34	81.0	629

		Total
	No of	Scheduled			WA OLTV
Periodic Rate Cap (%)	Loans	Balance	%	WAC (%)	(%)	WA FICO
1.0	1,816	252,871,733	61.3	7.30	81.2	615
1.5	990	159,417,325	38.7	7.39	80.7	650
Total:	2,806	412,289,057	100.0	7.34	81.0	629